PROSPECTUS

May 1, 2006

The Torray Fund

The Torray Fund is a no-load mutual fund managed by

Torray LLC

Minimum Investment: $10,000

The Securities and Exchange Commission has not approved or

disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary

is a criminal offense.

ABOUT THE FUND

Investment Goals

The Torray Fund’s goals are to build investor wealth over extended periods and to minimize shareholder capital gains tax liability by limiting the realization of long and short-term gains.

There is no guarantee that these objectives will be achieved.

Principal Investment Strategy and Policies

The manager’s strategy is to invest in high quality companies that have a record of increasing sales and earnings, and to hold them as long as their fundamentals remain intact. Capable management and sound finances are critical considerations in the selection process.

The primary focus is on business analysis. No attempt is made to forecast market trends or to time the Fund’s investments based on prevailing opinions about the market’s outlook. Ordinarily, 90% or more of the Fund’s assets will be invested in common stocks, preferred stocks, and securities convertible into common stocks with the balance held in fixed-income securities, U.S. Treasury securities or other cash equivalents. The Fund usually holds between 25 and 40 stocks. The Fund may invest in the securities of issuers of all sizes and market capitalizations. Positions in individual issuers will generally not exceed 8% of assets and positions in industry groupings will generally not exceed 25% of assets.

The manager recognizes that economic value lies in businesses, not stocks. History shows the shares of companies that generate rising earnings appreciate over time, and it is in these companies the Fund seeks to invest. Quality companies with successful track records that have fallen from investor favor can be of interest if the manager determines the cause or causes of investor disaffection are temporary and the share prices fail to reflect the manager’s assessment of their intrinsic value. However, companies with poor records or those that suffer reversals deemed likely to be permanent are avoided regardless of how “cheap” their shares may appear.

Investments are made when it is believed that a company’s long-term outlook is sound and the shares are fairly priced.

Investors in search of unrealistically high returns or quick profits, or to whom quarterly performance is important, should not invest in The Torray Fund.

The Fund’s goals and investment strategy can be changed without shareholder approval.

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MAIN RISKS

The Fund’s investors face the risk that the manager’s business analyses prove faulty. The Fund’s portfolio is more concentrated than that of the typical mutual fund. If the fundamental prospects of a number of large holdings are misjudged, shareholders may suffer losses even during a time when the general market and many other mutual funds are rising. Beyond that possibility there is always a risk that money may be lost on investments in equity mutual funds. This is so because stock prices fluctuate—sometimes widely—in response to many factors including, but not limited to, company-specific and industry-wide fundamentals, inflation, interest rates, investor psychology and so on. Investors that sell, whether through need or choice after prices have fallen obviously will realize less, and depending upon the original cost of their shares, may suffer a loss.

PERFORMANCE

Below is a bar chart and performance table that provide some indication of the risks of investing in the Fund. The bar chart illustrates how the Fund’s returns have varied from year to year. The performance table provides the Fund’s average annual returns both on a before-tax and an after-tax basis and compares the Fund’s performance against the performance of an unmanaged market index. These figures assume that all distributions were reinvested. It is important to remember that the Fund’s past performance (both before and after taxes) does not indicate how the Fund will perform in the future.

During the year covered by this bar chart, the Fund’s highest return for a calendar quarter was 21.30% in the fourth quarter of 1998, and the lowest return for a calendar quarter was -21.30% in the third quarter of 1998.

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Average Annual Total Returns as of 12/31/05

	1 Year	5 Years	10 Years
The Torray Fund
Return Before Taxes	2.08%	3.40%	10.49%

Return After Taxes on Distributions*	1.01%	2.72%	9.66%

Return After Taxes on Distributions and Sale of Fund Shares*	2.73%	2.76%	9.01%
S&P 500 Index** (reflects no deduction for fees, expenses, or taxes)	4.91%	0.54%	9.07%

*	After-tax returns are calculated using the historically highest individual federal marginal income tax rates (which for these purposes is 35% for the 1 year return) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
**	The S&P 500 Index measures the performance of 500 large-capitalization U.S. companies. This Index is unmanaged and does not reflect the deduction of taxes or management fees and other expenses typically incurred by mutual funds. Investors can only invest in the index by purchasing index mutual funds. These funds do charge management fees and incur other expenses. Investors in taxable accounts who buy an index fund and subsequently sell it for a profit will be subject to a similar tax liability and consequent reduction in after-tax return as that indicated in the example of The Torray Fund’s after-tax return illustrated above.

FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	1.00%
Other Expenses	0.07%

Total Annual Fund Operating Expenses	1.07%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 investment, a 5% return each year, reinvestment of all dividends and distributions and

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Fund expenses that remain the same each year. This example should not be considered to represent actual expenses or performance. They are not representations of past or future performance or expenses. Your actual costs and returns may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$109	$340	$590	$1,306

FUND MANAGEMENT

The Fund’s manager is Torray LLC (the “Manager”), 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814. Robert E. Torray is the Founder and Chairman of the Manager. Mr. Torray was also President of The Torray Corporation, founded in 1990, the Fund’s prior manager, the Chairman of Robert E. Torray & Co. Inc., a manager of large institutional portfolios that he founded May 1, 1972, and the Chairman of TEL Corporation, a private investment fund manager that was founded October 14, 2003, each such entity having been succeeded to by Torray LLC. Douglas C. Eby, the Fund’s co-manager, joined The Torray Corporation in 1992. Mr. Eby currently serves as President of Torray LLC. He served as Executive Vice President of The Torray Corporation and also served as President of Robert E. Torray & Co. Inc. and TEL Corporation. Mr. Torray is 69 and Mr. Eby is 46. As co-managers, Mr. Torray and Mr. Eby share equally in the day-to-day management of the Fund’s investment portfolio. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

The Manager provides investment advice and portfolio management services and oversees the administration of the Fund. The Manager received 1.00% of the Fund’s average daily net assets as compensation for these services for the fiscal year ended December 31, 2005. A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund is available in the Fund’s Annual Report to Shareholders for the year ended December 31, 2005.

PURCHASING AND REDEEMING SHARES

Pricing Fund Shares

Orders to buy or redeem shares that are received in good order prior to the close of the Fund (generally 4:00 P.M. eastern time) will be processed at the net asset value calculated that day. Net asset value per share (“NAV”) is calculated by dividing the Fund’s net assets by the number of shares outstanding after the New York Stock Exchange (“NYSE”) closes for the day.

The Fund uses market quotes that are readily available to value its securities. In cases where quotes are not readily available, such as with respect to restricted

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securities, private placements or other types of illiquid securities, the securities will be valued using fair value guidelines approved by the Fund’s Board of Trustees.

How To Buy Shares

You may buy shares of the Fund on a no-load basis on any day that the NYSE is open.

The minimum initial purchase is $10,000. You should send your check payable to “The Torray Fund” with a completed account application to the Fund’s transfer agent:

Regular Mail Address The Torray Fund c/o PFPC Inc. P.O. Box 9803 Providence, RI 02940-8003	Courier Address The Torray Fund c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Additional purchases can be made for $500 or more and should be sent to the applicable address above. Please remember to include your account number on your check.

You, your spouse, or your children may open a related account for an initial investment of $2,000 if your current account meets the minimum initial investment amount of $10,000. A related account can be a joint account with your spouse or children or a retirement account such as an IRA.

To open a related account you may be asked to present additional documents as proof of the relationship in addition to an account application. You will also be asked to provide your existing account number and taxpayer identification number. You should use caution when giving these numbers to another person because that person may be able to gain access to your account or other confidential financial information.

You may purchase shares of the Fund through an intermediary, such as an investment representative or a broker-dealer, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through an intermediary will be deemed to have been received and accepted by the Fund when the intermediary accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

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Wire Instructions

In order to make a same day wire investment via Federal Wire, please call your bank with the instructions to transmit the funds as noted below. Please also note that an account must already be established to make a wire purchase.

PNC Bank, Philadelphia, PA

ABA#: 031000053

FFC: Account Number: 86-1559-7284

Attn: The Torray Fund

[Your institution’s name]

[Your account number]

Please make note that your bank may charge a wire fee.

Automatic Investment Plan

Once an account has been opened, you can make additional purchases of shares automatically through the Automatic Investment Plan either monthly or quarterly via Automated Clearing House (“ACH”). The minimum automatic investment is $500 and you have the option of choosing the 10th, 15th or 20th day of the month or quarter as the transaction date. You may arrange for participation in the Automatic Investment Plan by completing the automatic investment plan section on the Account Application or by calling 1-800-626-9769.

How to Redeem Shares

You may redeem your shares either in writing or by telephone if you elected the telephone redemption privilege on your application. You should submit your written redemption request directly to:

Regular Mail Address The Torray Fund c/o PFPC Inc. P.O. Box 9803 Providence, RI 02940-8003	Courier Address The Torray Fund c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860-1427

If your account is held in the name of a corporation, as a fiduciary or agent, or as a surviving joint owner, you may be required to provide additional documents with your redemption request.

If your address of record has changed within the last 30 days of receipt of your redemption request, you will be required to obtain a medallion signature guarantee.

The Fund and the transfer agent reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person authorized by the account owner. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon

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telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or PFPC.

To redeem by telephone you can call 1-800-626-9769.

Please remember that all redemption requests must include your name and account number. The Fund may take up to seven days to pay redemption proceeds. If you redeem by wire transfer, the Fund’s transfer agent charges a fee (currently $10) for each wire redemption. If you are redeeming shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 business days from the date of purchase.

Redemption in Kind

It is currently the Fund’s policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

Systematic Withdrawal Plan

You can also redeem shares automatically on a monthly, quarterly, semi-annual or annual basis via a Systematic Withdrawal Plan (“SWP”). To establish a SWP, an account must have a current market value of at least $10,000 or more and must have dividends reinvested. The minimum amount of the systematic withdrawal is $500. The systematic withdrawals can be sent by check to the address of record or to your bank via ACH provided the bank is an online member of ACH. Any check or ACH withdrawal will be sent the business day following the redemption date. You may establish this plan by completing the appropriate section on the Account Application or by calling 1-800-626-9769.

Redemptions (including all IRA transfers) Sent to an Address Other Than the Address of Record

For your protection, we will require an acceptable medallion signature guarantee (see below) for all fund redemptions that are sent to a different address than the address of record. This includes all IRA transfers. Redemption requests bearing a non-medallion signature guarantee will be returned to you in accordance with the transfer agent’s rejection procedures. This could significantly delay your redemption request as it will be returned to you via first class mail. The Fund will not be responsible for delays of this nature.

An acceptable medallion signature guarantee can be obtained from a domestic bank or trust company, broker/dealer, clearing agency, savings association, or other financial institution which is participating in any of the following three medallion

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programs: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these required programs will not be accepted.

Additional Purchase and Redemption Information

The Fund reserves the following rights as they relate to purchases and redemptions:

•	To redeem your shares if your account balance falls below $10,000 as a result of redemptions and not market performance. You will receive 30 days notice to increase the value of your account to $10,000 before the account is closed.

•	To refuse any purchase order.

•	To refuse third-party checks, starter checks or cash equivalents for purchases of shares.

•	To change or waive the Fund’s investment minimums.

•	To suspend the right to redeem and delay redemption proceeds during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To require additional documentation or a medallion signature guarantee on any redemption request.

Shareholders should be aware that purchase and redemption requests mailed to the Fund’s Maryland address will not be processed until they are received by the Fund’s transfer agent (generally the next business day) at the address on page 6. You can avoid delays by mailing requests for purchases and redemptions directly to the Fund’s transfer agent.

Frequent Trading Policy

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. The Fund believes that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term shareholders because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses, and (d) incur additional tax liability. The Fund therefore discourages frequent purchases and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. At the present time the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into the Fund. The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including

8

suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. The Fund’s ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNT STATEMENTS

The Fund provides you with:

•	A confirmation statement after each transaction.

•	An account statement reflecting your transactions for the calendar quarter.

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•	An account statement reflecting your annual transactions.

•	By January 31 of each year, certain tax information which is also filed with the Internal Revenue Service.

Also, you may view your quarterly and annual statements on the Fund’s website at www.torray.com.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-Q made with the SEC. Additional information is also available on the Fund’s website at www.torray.com. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is provided in the Statement of Additional Information.

TAXES AND DISTRIBUTIONS

The Fund declares and pays dividends quarterly and net capital gains at least annually. All distributions will be invested in shares of the Fund unless you elect on your account application to receive distributions in cash. You can elect to cancel cash payments by notifying the Fund, in writing, prior to the date of distribution. Your choice will be effective for distributions paid after the Fund receives your written notice.

Currently effective tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its securities. The manager’s buy and hold strategy may act to limit the realization of short-term gains, and defer the realization of long-term gains. Each redemption of Fund shares is a taxable event. You should consult a tax advisor regarding your investment in the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements are incorporated by reference into the Statement of Additional Information, which is available upon request.

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
PER SHARE DATA
Net Asset Value, Beginning of Year	$41.080	$39.980	$32.240	$37.530	$39.790

Income From Investment Operations:
Net Investment Income	0.133	0.165	0.220	0.205	0.172
Net Gains (Losses) on Securities (both realized and unrealized)	0.653	2.523	7.864	(5.083)	(0.489)

Total from Investment Operations	0.786	2.688	8.084	(4.878)	(0.317)

Less Distributions:
Dividends (from Net Investment Income)	(0.133)	(0.165)	(0.220)	(0.205)	(0.184)
Distributions (from Capital Gains)	(2.713)	(1.423)	(0.124)	(0.207)	(1.759)

Total Distributions	(2.846)	(1.588)	(0.344)	(0.412)	(1.943)

Net Asset Value, End of Year	$39.020	$41.080	$39.980	$32.240	$37.530

Total Return(1)	2.08%	6.90%	25.19%	(13.05%)	(0.52%)

RATIOS/ SUPPLEMENTAL DATA
Net Assets, End of Year (000’s omitted)	$1,329,951	$1,734,500	$1,655,279	$1,367,536	$1,638,814
Ratio of Expenses to Average Net Assets	1.07%	1.08%	1.11%	1.07%	1.07%
Ratio of Net Income to Average Net Assets	0.34%	0.41%	0.62%	0.58%	0.45%
Portfolio Turnover Rate	33.16%	27.12%	37.11%	22.52%	37.56%

(1)	Past performance is not predictive of future performance.

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Not Part of Prospectus

PRIVACY POLICY

Commitment to Consumer Privacy

We are committed to handling investor information responsibly. We recognize and value your expectation that all personal data will be kept private. It is our belief that one of our fundamental obligations is to treat each shareholder account with the utmost confidentiality and safekeeping even after you have closed your account with the Fund.

Collection of Consumer Information

The Fund collects and retains personal information only when it is allowed by law and when we reasonably believe it would be useful to better serve you. We collect nonpublic information from:

•	Account applications and other forms that you submit to the Fund;

•	Correspondence, written or electronic, and/or telephone contacts with us;

•	The transaction history of your account(s) with the Fund;

•	Information made available from a third party (i.e. IRA transfer applications).

Disclosure of Consumer Information

We do not disclose your information to anyone, except regulatory agencies, companies that are or would be service providers and/or tax authorities as required by law.

Security of Consumer Information

We restrict access of your records to those employees and service providers who are involved in administering these accounts. The Fund upholds policies and procedures designed to assure only authorized entrance to and use of investor information. We consistently maintain physical, electronic and procedural safeguards that comply with federal standards to protect the information that you have given to us.

Also, we require our service providers to maintain policies, procedures and safeguards designed to secure our investors’ information as described above.

Our privacy policy applies only to Fund investors who have a direct customer relationship with us. If you own Fund shares through a relationship with a third-party broker, bank, investment adviser, or other financial service provider, such third party’s privacy policies may apply to you while our privacy policies may not.

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INVESTMENT ADVISOR

Torray LLC

7501 Wisconsin Avenue, Suite 1100

Bethesda, MD 20814

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102-1732

TRANSFER AGENT

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

HOW TO OBTAIN MORE INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Fund including a more detailed discussion of its investment policies and the risks associated with various investments. The SAI is incorporated by reference into this prospectus. This means that the SAI is legally a part of the prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-annual Report to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a copy of the SAI or Reports to Shareholders by request and without charge by contacting the Fund at 1-800-443-3036, in writing to Torray LLC, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814 or on the Fund’s website at www.torray.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., or from the EDGAR Database on the SEC’s website (http://www.sec.gov). Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplicating fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Torray Fund - 811-06096

The

TORRAY

FUND

PROSPECTUS

May 1, 2006

PROSPECTUS

May 1, 2006

The Torray Institutional Fund

The Torray Institutional Fund is a no-load mutual fund managed by

Torray LLC

Minimum Investment: $5 million

The Securities and Exchange Commission has not approved or

disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary

is a criminal offense.

ABOUT THE FUND

Investment Goal

The Torray Institutional Fund’s goal is to build investor wealth over extended periods. Since the vast majority of its shareholders are tax-exempt organizations, the Fund, despite its emphasis on a buy and hold approach, may, for various reasons, elect to realize both short and long-term gains without regard to their potential impact on taxable investors.

There is no guarantee that this objective will be achieved.

Principal Investment Strategy and Policies

The manager’s strategy is to invest in high quality companies that have a record of increasing sales and earnings, and to hold them as long as their fundamentals remain intact. Capable management and sound finances are critical considerations in the selection process.

The primary focus is on business analysis. No attempt is made to forecast market trends or to time the Fund’s investments based on prevailing opinions about the market’s outlook. Ordinarily, 90% or more of the Fund’s assets will be invested in common stocks, preferred stocks, and securities convertible into common stocks with the balance held in fixed-income securities, U.S. Treasury securities or other cash equivalents. The Fund usually holds between 25 and 40 stocks. The Fund may invest in the securities of issuers of all sizes and market capitalizations. Positions in individual issuers will generally not exceed 8% of assets and positions in industry groupings will generally not exceed 25% of assets.

The manager recognizes that economic value lies in businesses, not stocks. History shows the shares of companies that generate rising earnings appreciate over time, and it is in these companies the Fund seeks to invest. Quality companies with successful track records that have fallen from investor favor can be of interest if the manager determines the cause or causes of investor disaffection are temporary and the share prices fail to reflect the manager’s assessment of their intrinsic value. However, companies with poor records or those that suffer reversals deemed likely to be permanent are avoided regardless of how “cheap” their shares may appear.

Investments are made when it is believed that a company’s long-term outlook is sound and the shares are fairly priced.

Investors in search of unrealistically high returns or quick profits, or to whom quarterly performance is important, should not invest in The Torray Institutional Fund.

The Fund’s goal and investment strategy can be changed without shareholder approval.

MAIN RISKS

The Fund’s investors face the risk that the manager’s business analyses prove faulty. The Fund’s portfolio is more concentrated than that of the typical mutual fund. If the fundamental prospects of a number of large holdings are misjudged, shareholders may suffer losses even during a time when the general market and many other mutual funds are rising. Beyond that possibility there is always a risk that money may be lost on investments in equity mutual funds. This is so because stock prices fluctuate—sometimes widely—in response to many factors including, but not limited to, company-specific and industry-wide fundamentals, inflation, interest rates, investor psychology and so on. Investors that sell, whether through need or choice after prices have fallen obviously will realize less, and depending upon the original cost of their shares, may suffer a loss.

PERFORMANCE

Below is a bar chart and performance table that provide some indication of the risks of investing in the Fund. The bar chart illustrates how the Fund’s returns have varied from year to year. The performance table provides the Fund’s average annual returns both on a before-tax and an after-tax basis and compares the Fund’s performance against the performance of an unmanaged market index. These figures assume that all distributions were reinvested. It is important to remember that the Fund’s past performance (both before and after taxes) does not indicate how the Fund will perform in the future.

During the period covered by this bar chart, the Fund’s highest return for a calendar quarter was 16.63% in the second quarter of 2003, and the lowest return for a calendar quarter was -13.84% in the third quarter of 2002.

Average Annual Total Returns as of 12/31/05

	1 Year	Since Inception June 30, 2001
The Torray Institutional Fund

Return Before Taxes	1.28%	4.90%

Return After Taxes on Distributions*	0.50%	4.41%

Return After Taxes on Distributions and Sale of Fund Shares*	1.80%	4.06%
S&P 500 Index** (reflects no deduction for fees, expenses, or taxes)	4.91%	2.17%

*	After-tax returns are calculated using the historically highest individual federal marginal income tax rates (which for these purposes is 35% for the 1 year return) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
**	The S&P 500 Index measures the performance of 500 large-capitalization U.S. companies. This Index is unmanaged and does not reflect the deduction of taxes or management fees and other expenses typically incurred by mutual funds. Investors can only invest in the index by purchasing index mutual funds. These funds do charge management fees and incur other expenses. Investors in taxable accounts who buy an index fund and subsequently sell it for a profit will be subject to a similar tax liability and consequent reduction in after-tax return as that indicated in the example of The Torray Institutional Fund’s after-tax return illustrated above.

FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee*	0.85%

Total Annual Fund Operating Expenses	0.85%

*	The Fund pays the manager a single comprehensive management fee which covers all operating expenses of the Fund including the investment advisory and management services provided by the manager as well as all miscellaneous costs incurred in connection with the ongoing operation of the Fund, including transfer agency, custody, professional and registration fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $5,000,000 investment, a 5% return each year, reinvestment of all dividends and distributions and Fund expenses that remain the same each year. This example should not be considered to represent actual expenses or performance. They are not representations of past or future performance or expenses. Your actual costs and returns may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$43,382	$135,621	$235,676	$524,485

FUND MANAGEMENT

The Fund’s manager is Torray LLC (the “Manager”), 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814. Robert E. Torray is the Founder and Chairman of the Manager. Mr. Torray was also President of The Torray Corporation, founded in 1990, the Fund’s prior manager, the Chairman of Robert E. Torray & Co. Inc., a manager of large institutional portfolios that he founded May 1, 1972, and the Chairman of TEL Corporation, a private investment fund manager that was founded October 14, 2003, each such entity having been succeeded to by Torray LLC. Douglas C. Eby, the Fund’s co-manager, joined The Torray Corporation in 1992. Mr. Eby currently serves as President of Torray LLC. He served as Executive Vice President of The Torray Corporation and also served as President of Robert E. Torray & Co. Inc. and TEL Corporation. Mr. Torray is 69 and Mr. Eby is 46. As co-managers, Mr. Torray and Mr. Eby share equally in the day-to-day management of the Fund’s investment portfolio. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

The Manager provides investment advice and portfolio management services and oversees the administration of the Fund. The Manager received 0.85% of the Fund’s average daily net assets as compensation for these services for the fiscal year ended December 31, 2005. A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund is available in the Fund’s Annual Report to Shareholders for the year ended December 31, 2005.

Prior Performance of the Manager’s Comparable Accounts

The table below sets forth data relating to the historical performance of (i) The Torray Fund, a no-load mutual fund advised and managed by the Manager which has substantially similar investment objectives, policies and strategies as the Fund and (ii) Torray LLC, separate investment advisory accounts managed at all times under the supervision of Robert E. Torray, Chairman of the Manager and other principals of the

Manager, since May 1, 1972 and which have substantially similar investment objectives, policies and strategies as the Fund. These are the only two accounts other than the Fund that are managed in this investment strategy by the Manager and its principals.

The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Fund or an individual investor having an interest in the Fund. These total return figures represent past performance and do not indicate future results, which will vary.

Average Annual Total Return through December 31, 2005

	Past One Year	Past Five Years	Past Ten Years	Past Thirty Three Years
The Torray Fund(1)	2.08%	3.40%	10.49%	n/a
Torray LLC Separate Accounts(2)	1.47%	4.10%	11.55%	13.70%
S&P 500 Stock Index(3)	4.91%	0.54%	9.07%	10.94%

(1)	The performance information for The Torray Fund reflects its actual fees and expenses which totaled 1.07% for its fiscal year ended December 31, 2005.
(2)	The performance information for the Separate Accounts is the gross total return, as adjusted to reflect all applicable account fees including the highest advisory fee charged to the manager’s private advisory accounts. The accounts were not subject to the requirements of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected their performance.
(3)	The S&P 500 Stock Index measures the performance of 500 large-capitalization U.S. companies. This Index is unmanaged and does not reflect the fees and expenses typically incurred by mutual funds. Results include reinvested dividends.

PURCHASING AND REDEEMING SHARES

Pricing Fund Shares

Orders to buy or redeem shares that are received in good order prior to the close of the Fund (generally 4:00 PM eastern time) will be processed at the net asset value next determined. Net asset value per share (“NAV”) is calculated by dividing the Fund’s net assets by the number of shares outstanding after the New York Stock Exchange (“NYSE”) closes for the day.

The Fund uses market quotes that are readily available to value its securities. In cases where quotes are not readily available, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using fair value guidelines approved by the Fund’s Board of Trustees.

How To Buy Shares

You may buy shares of the Fund on a no-load basis on any day that the NYSE is open.

The minimum initial purchase is $5,000,000. You should send your check payable to “The Torray Institutional Fund” with a completed account application to the Fund’s transfer agent:

Regular Mail Address	Courier Address

The Torray Fund	The Torray Fund
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9803	101 Sabin Street
Providence, RI 02940-8003	Pawtucket, RI 02860-1427

Additional purchases should be sent to the applicable address above. Please remember to include your account number on your check.

You may purchase shares of the Fund through an intermediary, such as an investment representative or a broker-dealer, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through an intermediary will be deemed to have been received and accepted by the Fund when the intermediary accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

Wire Instructions

In order to make a same day wire investment via Federal Wire, please call your bank with the instructions to transmit the funds as noted below. Please also note that an account must already be established to make a wire purchase.

PNC Bank, Philadelphia, PA

ABA#: 031000053

FFC: Account Number: 86-1559-7284

Attn: The Torray Institutional Fund

[Your institution’s name]

[Your account number]

Please make note that your bank may charge a wire fee.

How to Redeem Shares

You may redeem your shares either in writing or by telephone if you elected the telephone redemption privilege on your application. You should submit your written redemption request directly to:

Regular Mail Address	Courier Address

The Torray Institutional Fund	The Torray Institutional Fund
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9803	101 Sabin Street
Providence, RI 02940-8003	Pawtucket, RI 02860-1427

If your account is held in the name of a corporation, as a fiduciary or agent, or as a surviving joint owner, you may be required to provide additional documents with your redemption request.

The Fund and the transfer agent reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person authorized by the account owner. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or PFPC.

To redeem by telephone you can call 1-800-626-9769.

Please remember that all redemption requests must include your name and account number. The Fund may take up to seven days to pay redemption proceeds. If you redeem by wire transfer, the Fund’s transfer agent charges a fee (currently $10) for each wire redemption. If you are redeeming shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 business days from the date of purchase.

Redemption in Kind

It is currently the Fund’s policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

Redemptions Sent to an Address Other Than the Address of Record

For your protection, we will require an acceptable medallion signature guarantee (see below) for all fund redemptions that are sent to a different address than the address of record. This includes all IRA transfers. A redemption request bearing a non-medallion signature guarantee will be returned to you in accordance with the transfer agent’s rejection procedures. This could significantly delay your redemption request as it will be returned to you via first class mail. The Fund will not be responsible for delays of this nature.

An acceptable medallion signature guarantee can be obtained from a domestic bank or trust company, broker/dealer, clearing agency, savings association, or other financial institution which is participating in any of the following three medallion programs: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these required programs will not be accepted.

Additional Purchase and Redemption Information

The Fund reserves the following rights as they relate to purchases and redemptions:

•	To redeem your shares if your account balance falls below $5,000,000 as a result of redemptions and not market performance. You will receive 30 days notice to increase the value of your account to $5,000,000 before the account is closed.

•	To refuse any purchase order.

•	To refuse third-party checks or cash equivalents for purchases of shares.

•	To change or waive the Fund’s investment minimums.

•	To suspend the right to redeem and delay redemption proceeds during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To accept an initial order for less than $5,000,000 upon the discretion of the manager.

Shareholders should be aware that purchase and redemption requests mailed to the Fund’s Maryland address will not be processed until they are received by the Fund’s transfer agent (generally the next business day) at the address on page 7. You can avoid delays by mailing requests for purchases and redemptions directly to the Fund’s transfer agent.

Frequent Trading Policy

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. The Fund believes that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term shareholders because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses, and (d) incur additional tax liability. The Fund therefore discourages frequent purchases and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. At the present time the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into the Fund. The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. The Fund’s ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNT STATEMENTS

The Fund provides you with:

•	A confirmation statement after each transaction.

•	An account statement reflecting your transactions for the calendar quarter.

•	An account statement reflecting your annual transactions.

•	By January 31 of each year, certain tax information which is also filed with the Internal Revenue Service.

Also, you may view your quarterly and annual statements on the Fund’s website at www.torray.com.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-Q made with the SEC. Additional information is also available on the Fund’s website at www.torray.com. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is provided in the Statement of Additional Information.

TAXES AND DISTRIBUTIONS

The Fund declares and pays dividends quarterly and net capital gains at least annually. All distributions will be invested in shares of the Fund unless you elect on your account application to receive distributions in cash. You can elect to cancel cash payments by notifying the Fund, in writing, prior to the date of distribution. Your choice will be effective for distributions paid after the Fund receives your written notice.

Currently effective tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its securities. The manager’s buy and hold strategy may act to limit the realization of short-term gains, and defer the realization of long-term gains. Each redemption of Fund shares is a taxable event. You should consult a tax advisor regarding your investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

	Year ended 12/31/2005	Year ended 12/31/2004	Year ended 12/31/2003	Year ended 12/31/2002	Period ended 12/31/2001(1)
PER SHARE DATA
Net Asset Value, Beginning of Period	$116.290	$110.520	$89.490	$103.300	$100.000
Income from Investment Operations:
Net Investment Income	0.616	0.588	0.671	0.679	0.359
Net Gains (Losses) on Securities (both realized and unrealized)	0.748 (3)	7.025	22.586	(13.810)	3.555

Total from Investment Operations	1.364	7.613	23.257	(13.131)	3.914

Less Distributions:
Dividends (from Net Investment Income)	(0.616)	(0.588)	(0.671)	(0.679)	(0.359)
Distributions (from Capital Gains)	(5.118)	(1.255)	(1.556)	(0.000)	(0.255)

Total Distributions	(5.734)	(1.843)	(2.227)	(0.679)	(0.614)

Net Asset Value, End of Period	$111.920	$116.290	$110.520	$89.490	$103.300

Total Return(2)	1.28%	6.96%	26.16%	(12.73%)	3.99	%**

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000’s omitted)	$400,665	$1,012,566	$598,183	$137,715	$50,684
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85	%*
Ratio of Net Income to Average Net Assets	0.59%	0.56%	0.80%	0.85%	0.76	%*
Portfolio Turnover Rate	53.66%	16.12%	22.20%	6.87%	8.84	%*

*	Annualized
**	Non-annualized
(1)	The Fund commenced operations on June 30, 2001.
(2)	Past performance is not predictive of future performance.
(3)	The amount shown for the year ended December 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments reported in the statement of operations for the year because of the timing of sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Not Part of Prospectus

PRIVACY POLICY

Commitment to Consumer Privacy

We are committed to handling investor information responsibly. We recognize and value your expectation that all personal data will be kept private. It is our belief that one of our fundamental obligations is to treat each shareholder account with the utmost confidentiality and safekeeping even after you have closed your account with the Fund.

Collection of Consumer Information

The Fund collects and retains personal information only when it is allowed by law and when we reasonably believe it would be useful to better serve you. We collect nonpublic information from:

•	Account applications and other forms that you submit to the Fund;

•	Correspondence, written or electronic, and/or telephone contacts with us;

•	The transaction history of your account(s) with the Fund;

•	Information made available from a third party (i.e. IRA transfer applications).

Disclosure of Consumer Information

We do not disclose your information to anyone, except regulatory agencies, companies that are or would be service providers and/or tax authorities as required by law.

Security of Consumer Information

We restrict access of your records to those employees and service providers who are involved in administering these accounts. The Fund upholds policies and procedures designed to assure only authorized entrance to and use of investor information. We consistently maintain physical, electronic and procedural safeguards that comply with federal standards to protect the information that you have given to us.

Also, we require our service providers to maintain policies, procedures and safeguards designed to secure our investors’ information as described above.

Our privacy policy applies only to Fund investors who have a direct customer relationship with us. If you own Fund shares through a relationship with a third-party broker, bank, investment adviser, or other financial service provider, such third party’s privacy policies may apply to you while our privacy policies may not.

INVESTMENT ADVISOR

Torray LLC

7501 Wisconsin Avenue, Suite 1100

Bethesda, MD 20814

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting, & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102-1732

TRANSFER AGENT

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

HOW TO OBTAIN MORE INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Fund including a more detailed discussion of its investment policies and the risks associated with various investments. The SAI is incorporated by reference into this prospectus. This means that the SAI is legally a part of the prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-annual Report to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a copy of the SAI or Reports to Shareholders by request and without charge by contacting the Fund at 1-800-443-3036, in writing to Torray LLC, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814 or on the Fund’s website at www.torray.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., or from the EDGAR Database on the SEC’s website (http://www.sec.gov). Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplicating fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Torray Fund - 811-06096

The

TORRAY

INSTITUTIONAL

FUND

PROSPECTUS

May 1, 2006